UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2025
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-42002	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5846 Crossings Boulevard
Antioch, Tennessee		37013
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (615) 781-5200

N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	The Nasdaq Global Select Market
4.125% Notes due 2031	LKQ31	The Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 14, 2025, LKQ Corporation (the “Company”) entered into an amendment (the “Amendment”) to that certain Cooperation Agreement (the “Cooperation Agreement”), dated as of February 5, 2025, with Ancora Catalyst Institutional, LP, Engine Capital, LP and certain of their affiliates (collectively, the “Investor Parties”).

The Amendment provides that if the Company’s Board of Directors (the “Board”) re-nominates Sue Gove and Michael Powell for re-election to the Board at the Company’s 2026 annual meeting of shareholders, then the Investor Parties will abide by certain customary standstill restrictions, voting commitments, and other provisions, such as a mutual non-disparagement provision, until the earlier of (i) the date that is 30 days prior to the deadline for the submission of shareholder nominations for the Company’s 2027 annual meeting of shareholders pursuant to the Company’s Amended and Restated Bylaws or (ii) the date that is 110 days prior to the first anniversary of the Company’s 2026 annual meeting of shareholders.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and the Cooperation Agreement, copies of which are filed respectively as Exhibit 10.1 to this Current Report on Form 8-K, and as Exhibit 10.1 to the Current Report on Form 8-K filed on February 5, 2025, both of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	First Amendment to Cooperation Agreement, dated as of May 14, 2025, by and among LKQ Corporation, Ancora Catalyst Institutional, LP, Engine Capital, LP, and the other entities and natural persons party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 14, 2025

LKQ CORPORATION

By:	/s/ Matthew J. McKay
Matthew J. McKay
Senior Vice President, General Counsel and Corporate Secretary